EX-32.2

Certification pursuant to 18 U.S.C. Section 1350

Default Proof Card System, Inc.; CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Default Proof Card System, Inc.. on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles Menendez, Chief Financial Officer of Default Proof Card System, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of Default Proof Card System, Inc.

Date: August 11, 2005

/s/  Charles Menendez
________________________
     Charles Menendez
     Chief Financial Officer